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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 25, 1994 included in Washington Natural Gas Company's Annual Report on Form 10-K for the year ended September 30, 1994 and to all references to our firm included in this registration statement.

                                            /s/  Arthur Andersen LLP
                                            ------------------------------------
                                            ARTHUR ANDERSEN LLP

Seattle, Washington
August 15, 1995